NIGHTWING
ENTERTAINMENT GROUP, INC.
New York Orlando Los Angeles Denver



                            Letter of Agreement


     This document will serve as a letter of agreement between American Entertainment International, Inc. ("AEI") and Nightwing Entertainment
Group, Inc. ("NIGI") Unitl such time as a full contract is finalized between these two parties.

                                Witnesseth

     Whereas, AEI is the owner of a work entitled "Pages From A Rabbit Journal", on said work, the mark, name, characters, symbols, design, video, audio, and print likenesses of "Pages From a Rabbit Journal" and owns the copyright thereon and has the exclusive right to produce, print and license for commercial purposes the use of "Pages From A Rabbit Journal" and whereas, AEI desires to enter into an agreement with NIGI for NIGI to produce "Pages From a Rabbit Journal" for valuable consideration and,

     Whereas, NIGI is a production and marketing company dealing on a regular basis with animators, producers, directors and all manner of production crew, individuals, and companies, and distribution companies for home video, television broadcast, and other manners of programming distribution and, whereas, NIGI desires to enter into an agreement with AEI to produce and distribute "Pages From A Rabbit Journal".

     Now   Therefore,  in  consideration  of  the  mutual  promises  herein contained, it is hereby agreed as follows:

1. AEI will secure licensing agreements for the character identified as "Pages From A Rabbit Journal" Et Al.
2. NIGI will secure television distribution for the animated T.V. series titled "Pages From A Rabbit Journal".
3. AEI will assist NIGI in securing funding, (i.e. attend meetings, getting investors, etc.) and providing creative direction in and for the production of the T.V. series and home video series titled "Pages From A Rabbit Journal".
4. NIGI will fund the production of a 3 minute promotional video program of "Pages From A Rabbit Journal".
5. NIGI will secure a contract for duplication and distribution of the home video series to be titled "Pages From A Rabbit Journal".
6. NIGI will provide funding to develop and produce a 65 episode T.V. series titled "Pages From A Rabbit Journal".
7. NIGI will enter into a contract to produce the promotional tape and the television series based on the successful completion of the above stated mutual promises.

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NIGHTWING
ENTERTAINMENT GROUP, INC.
New York Orlando Los Angeles Denver








     In witness whereof, the parties hereto have caused this agreement to be duly executed as of the day and year below written.



     /s/Philip M. Cohen                                      Nov. 1, 1996
     ---------------------------------------                ----------------
     For: Nightwing Entertainment Group, Inc.               Date
     Philip M. Cohen
     President, C.E.O.


     /s/Michael Smolanoff                                    Nov. 1, 1996
     -----------------------------------------              ----------------
     For: American Entertainment International              Date
     Michael Smolanof
     President